Contact: Chris Tunnard
                                                          Ulticom Inc.
                                                          1020 Briggs Rd.
                                                          Mount Laurel, NJ 08054
                                                          856-787-2972

              ULTICOM RECEIVES ADDITIONAL NOTICE FROM NASDAQ DUE TO
                            LATE FILING OF FORM 10-Q

Mount Laurel, NJ, June 16, 2006 -- Ulticom, Inc. (NASDAQ: ULCM) today announced that it received an additional deficiency notice from The NASDAQ Stock Market on June 13, 2006 due to the Company's failure to timely file its Form 10-Q for the quarter ended April 30, 2006, as required by NASDAQ Marketplace Rule 4310(c)(14). As previously announced the Company did not file its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 on or before the Securities and Exchange Commission's deadline of June 9, 2006 due to the ongoing review by its Audit Committee of its stock option grants and the completion of a review by Ulticom's majority shareholder, Comverse Technology, Inc., ("Comverse"), of Comverse's stock option grants, some of which affect Ulticom's financial statements. The review by Ulticom's Audit Committee is substantially complete and Ulticom believes that it will be able to file its Form 10-Q Quarterly Report for the quarter ended April 30, 2006, as well as its Form 10-K Annual Report for the year ended January 31, 2006, promptly after Comverse has completed its review.

As previously disclosed, on April 20, 2006 Ulticom announced that, due to the delay in the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, it had received a Staff Determination Letter from NASDAQ indicating that the Company's securities were subject to delisting based upon the delinquent Form 10-K, unless the Company requested a hearing before a NASDAQ Listing Qualifications Panel (the "Hearing Panel"). The Company requested a hearing and presented its plan to regain compliance with NASDAQ's filing requirements at an in-person hearing before the Hearing Panel on May 25, 2006. Under NASDAQ rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Hearing Panel. The Hearing Panel has not yet issued a determination in this matter. NASDAQ's June 13 notice indicated that Ulticom's failure to file its Form 10-Q on a timely basis may serve as an additional basis for delisting which will be considered by the Hearing Panel in its ongoing deliberations. Ulticom will submit an update to the Hearing Panel which will include its plan to file the delinquent Form 10-Q and thereby regain compliance with the filing requirement. NASDAQ has advised the Company that the Hearing Panel's decision will address both the late Form 10-K and Form 10-Q filings. There can be no assurance that the Hearing Panel will grant the Company's request for continued listing on NASDAQ.

ABOUT ULTICOM, INC.
Ulticom provides service essential signaling solutions for wireless, wireline, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Traded on NASDAQ as ULCM, Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia. For more information, visit www.ulticom.com.

Note: This release contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option awards, including but not limited to the accuracy of the stated grant dates of option awards and whether proper corporate procedures were followed in connection with such awards; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the Company's inability to meet requirements of the NASDAQ Stock Market for continued listing of the Company's shares; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with the development and acceptance of new products and product features; risks associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All such documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.







                                       3